Exhibit 10.36

                                    AGREEMENT
                                     BETWEEN
                      EDUCATIONAL VIDEO CONFERENCING, INC.
                                       AND
                ATLANTIC DISTRICT LUTHERAN CHURCH MISSOURI SYNOD
                               FOR THE OFFERING OF
                          INTERACTIVE TELEVIDEO COURSES



                               W I T N E S S E T H


     AGREEMENT made this day of July 21st, 1999, between the ATLANTIC DISTRICT LUTHERAN CHURCH MISSOURI SYNOD, (hereinafter referred to as "ATLANTIC DISTRICT LCMS", located on the Campus of Concordia College, 171 White Plains Road, Bronxville, New York 10708 and Educational Video Conferencing, Inc., (hereinafter referred to as "EVC"), with offices located at 35 East Grassy Sprain Road, Yonkers, New York 10710.

     WHEREAS, ATLANTIC DISTRICT LCMS is an institution interested in providing opportunities to higher learning for its community, and,

     WHEREAS, EVC is a domestic corporation engaged in the business of Interactive Televideo, and,

     WHEREAS, ATLANTIC DISTRICT LCMS, its congregations listed below and EVC wish to enter into a mutually beneficial agreement whereby EVC will provide access to EVC transmitted courses from accredited colleges and universities to each community,

     NOW, THEREFORE in consideration of $10.00 in good funds, as well as the mutual covenants contained herein, the parties hereby agree as follows:

     1. EVC shall have the right, for the duration of this agreement and any renewal hereof to transmit all accredited college courses, non-degree courses, and other programs offered by accredited colleges, universities and learning organizations through EVC via Interactive Televideo/Distance Learning (hereinafter referred to as "ITV/DL"), transmitted to ATLANTIC DISTRICT LCMS and its congregations, commencing with the Fall Semester, 1999.

     2. EVC will provide all telecommunications equipment necessary to provide access for EVC courses to ITV/DL students at ATLANTIC DISTRICT LCMS site(s).

     3. Rooms and Equipment

     a. ATLANTIC DISTRICT LCMS will provide a minimum of one (1) room in no fewer than ten (10) and no more than (20) of its affiliated churches starting with the Fall, 1999 academic semester. EVC and ATLANTIC DISTRICT LCMS will thereafter mutually agree on the number of additional member congregations this contract will cover for future semesters for the remaining term of this agreement.

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     b. Each classroom shall be capable of accommodating the video  conferencing equipment and necessary accessories (hereinafter referred to as "equipment"), along with accommodating the students enrolled in EVC sponsored classes. Said room does not have to be dedicated space, and may be used by each ATLANTIC DISTRICT LCMS congregation for its own use when EVC courses are not running so long as said use does not infringe on the rights of EVC hereunder, or tend to impact negatively on the success of the program contemplated by this agreement.

     4. Advertising/Publicity

     a. ATLANTIC DISTRICT LCMS shall use its best efforts in marketing, advertising, and promoting EVC's offering of access to video conferenced courses at ATLANTIC DISTRICT LCMS site(s) in live church service announcements, advertisements, promotions, marketing plans, etc., which are directed at community target markets.

     5. EVC will be responsible for installing and maintaining appropriate telecommunication lines for its video conferencing equipment at ATLANTIC DISTRICT LCMS site(s). Said video conferencing equipment will be installed and paid for by EVC. All such video conferencing equipment and associated accessories shall remain the exclusive property of EVC. EVC is under no obligation to continue to maintain either telecommunication lines or equipment at any ATLANTIC DISTRICT LCMS site(s) if, during any academic semester, the total enrollment at EVC sponsored courses falls below the thresholds cited herein, as set forth in paragraph 11 of this agreement. EVC may, at its sole discretion, remove part or all of its equipment which is located at ATLANTIC DISTRICT LCMS site(s) should enrollment fall below the thresholds cited herein.

     6. All equipment supplied by EVC is the sole and exclusive property of EVC, including but not limited to any and all patents, copyrights and trademarks, if any, associated therewith.

     7. a. EVC is responsible for the necessary maintenance, repair, and/or replacement of televideo equipment supplied to ATLANTIC DISTRICT LCMS site(s) for the transmission of ITV/DL courses by EVC.

     b. EVC will provide reasonably prompt service for repair or replacement of defective interactive televideo equipment and software as necessary.

     8. EVC agrees to make every reasonable effort to maintain its equipment in good working order. However, EVC is not responsible for service or repair delays or interruption of service caused by strikes, labor actions, power outages (other than those limited to site locations alone), acts of God or other matters beyond EVC's control.

     9. ATLANTIC DISTRICT LCMS hereby acknowledges that the ITV/DL programs are targeted toward the non-traditional student market and therefore agrees to offer access sites to ITV/DL courses at dates and times appropriate to target markets, generally between the hours of 5:00 p.m. and 10:00 p.m., Mondays through Fridays and between 8:00 a.m. and 5:00 p.m. on Saturdays.

     10. Each ATLANTIC  DISTRICT LCMS congregation must provide a minimum of one
(1) classroom at each church suitable for video conferencing. Each ATLANTIC DISTRICT LCMS congregation is responsible for all of its own room costs, including lighting, appropriate student desks (or tables) and chairs, electricity, and security associated with the offering of ITV/DL courses through EVC at ATLANTIC DISTRICT LCMS site(s). Each ATLANTIC DISTRICT LCMS congregation will use its best efforts to make additional classrooms available should enrollment demands require such.


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

     11. ATLANTIC DISTRICT LCMS agrees to designate one person as the single point of contact for ATLANTIC DISTRICT LCMS in connection with this contract. It further agrees that each church involved as a classroom site shall designate one person as the primary point of contact.

     12.  Enrollment  Requirements and Rental Fees

     a. EVC and ATLANTIC DISTRICT LCMS agree that this agreement requires that a minimum of eighty (80) student course registrations (SCRs) to be enrolled at ATLANTIC DISTRICT LCMS site(s) each semester at least one (1) month prior to the start of each semester before EVC will provide video conferencing equipment.

     b. Examples of SCRs are:

     (1) twenty (20) students enrolled in four (4) courses each; or,

     (2) eighty (80) students enrolled in one course each; or,

     (3) any combination thereof of students enrolled in EVC offered courses, in which a minimum total of eighty (80) SCRs is reached in one or more courses.

     c. Subject to the minimum enrollments specified in (a) above, EVC shall pay to appropriate congregations of the ATLANTIC DISTRICT LCMS the sum of $1,000 (one thousand dollars) per semester for each classroom in which the minimum number of (80) SCRs are registered with all students attending EVC sponsored courses. Additionally, EVC will compensate one site coordinator at each church the sum of $500.00 (five hundred dollars) per year to help secure registrations and administer the Telecommute to College Program.

     13. Term of Agreement

     a. The basic term of this agreement shall be FIVE (5) YEARS.

     b. The parties hereby acknowledge the necessity for allowing ITV/DL students continuity and ongoing access to ATLANTIC DISTRICT LCMS site(s) for EVC offered courses and programs.

     c. In light of the foregoing, the parties agree that commencing July 1, 2000 and every July 1st thereafter, this agreement shall automatically be extended for an additional period of ONE (1) YEAR, subject to the conditions hereinafter contained.

     d. In the event that either party should desire not to automatically extend this agreement, then and in that event, such party shall so notify the other in writing, by Certified Mail, Return Receipt Requested, no later than April 1 of any given year, after which the agreement will not be extended for an additional ONE (1) YEAR, but will have only the Four (4) YEARS of the existing term remaining.

     14. EVC agrees to use its best efforts to negotiate and execute a reasonable agreement with Concordia College for the offering of undergraduate and graduate courses through EVC via ITV/DL.

     15. The foregoing constitutes the entire agreement between the parties, and any other agreements or representations, whether verbal or written, if not contained herein, are void, of no effect, and are not binding upon the parties.

     16. No valid modification, amendment, or deletion may be made to this agreement except in writing and executed by the parties in substantially the same manner as this agreement.

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


     17. Any and all notices required hereunder shall be by Certified Mail, Return Receipt Requested, to each party's last known address and shall be deemed given at the time of mailing.

     18. If any portion of this agreement shall be found to be void, voidable, or unenforceable, it shall not effect the validity of the remainder of the agreement.

     19. EVC may, at its sole option, remove its equipment terminate if any church site registers less than the stated minimum requirement of eighty (80) SCRs every academic semester.

     20. The parties agree that any disputes or disagreements arising hereunder or in connection herewith shall be settled by binding arbitration before the American Arbitration Association at their offices located in White Plains, New York, and that any judgment awarded thereunder may be entered in any court of appropriate jurisdiction, and will have full force and effect therein.

     21. This agreement shall be construed in accordance with, and governed by, the laws of the State of New York.

     IN WITNESS WHEREOF the parties have hereunto set their hands and seal the date first appearing above.

                              EDUCATIONAL VIDEO CONFERENCING, INC.


                              By: /s/ Dr. John J. McGrath
                                  ----------------------------
                                   Dr. John J. McGrath
                                   President


                              ATLANTIC DISTRICT LCMS MISSOURI SYNOD


                              By: /s/ David. H. Benke
                                  ----------------------------
                                   The Rev. Dr. David H. Benke
                                   President





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     Congregation        Address    Authorized Signature     Title


1.  THE CHRIST ASSEMBLY  S.I. NY   /s/ Philip P. Saywrayne   MISSIONARY AT LARGE
                                       -------------------

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                         Educational Video Conferencing


ok        St. Peters Lutheran Church         ok   St. Mathews Lutheran Church
          105 Highland Place                      202 Sherman Avenue
          Brooklyn, NY 11208                      New York, NY 10034
          Phone 718-647-1007                      Phone 212-567-2172
signed    Rev. David H. Benke (Judy)              Vicar Peter Debra
1-Sep     Contact: Twila Evanson         signed   Contact:  Tom Manigold


ok        Lutheran Church of The Risen       ok   St. Mark Lutheran Church
            Christ                                Kimball Avenue & St. Marks Pl.
          250 Blake Avenue                        Yonkers, NY 10704
          Brooklyn, New York 11212                Phone 914-237-8199
          Phone 718-498-3848              signed  Contact Rev. Dr. Gary Carstens
          Rev. Eugene A. Koene                    Contact:  Debbie Patton
signed    Contact: Nick Trentotola


ok        African Immigrant Ministry         ok   Wartburg Facilities
          240 Park Hill Ave., Apt. 5J (home)      Wartburg Lutheran Home for
          Staten Island, NY 10304                   the Aging
          212-674-6399 LJM                        Wartburg Nursing Home
          718-876-0014 home                       50 Sheffield Avenue
signed    Contact Rev. Philip P. Saywrayne        Brooklyn, NY 11207
                                                  Phone 718-345-2273
                                                  Fax 718-485-9236
                                         signed   Administrator:
                                                    Ms. Ellen Bartoldus
                                          1-Sep   Contact Renee Renard,
                                                    Asst. Administrator

ok        Emanuel Lutheran Church            ok   Grace Lutheran Church
          37-57 104th Street                      2930 Valentine Avenue
          Corona, NY 11368                        Bronx, NY 10458
          Phone 718-424-2211                      Phone 718-295-4766
          Rev. David Elseroad             signed  Contact: Rev. James Gajadhar
signed    Thelma Menedez